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                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                       TO THE HOLDERS OF:
 BANK OF                     CORPORATE BAND-BACKED CERTIFICATES
   NEW                       SERIES 1997-CHR-1
  YORK                       CLASS A-1 CERTIFICATES
                                                CUSIP NUMBER: 219-87H-AG0

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in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                       AUGUST 1, 2006

INTEREST ACCOUNT
Balance as of AUGUST 1, 2005                                                                                                  $0.00
      Schedule Income received on securities....................................                                      $1,862,500.00
      Unscheduled Income received on securities.................................                                              $0.00
      Interest Received on sale of Securties....................................                                              $0.00
LESS:
      Distribution to Class A-1 Holders.........................................      $1,009,635.00
      Trustee Fees..............................................................          $2,250.00
      Fees allocated for third party expenses...................................              $0.00
Balance as of August 1, 2006                                                               Subtotal                           $0.00


PRINCIPAL ACCOUNT
Balance as of August 1, 2005                                                                                             $0.00
      Scheduled Principal payment received on securities........................                                        $850,615.00
      Principal received on sale of securities..................................                                              $0.00
LESS:
      Distribution to Class A-1 Holders.........................................        $850,615.00
      Distribution to Swap Counterparty.........................................              $0.00
Balance as of August 1, 2006                                                          Subtotal                           $0.00
                                                                                            Balance                           $0.00
                            UNDERLYING SECURITIES HELD AS OF: August 1, 2006
                                      $50,000,000 7.45% Debentures
                                                Issued by
                                              CHRYSLER CORP
                                          CUSIP# : 171-196-AS7
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